UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 10, 2018
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting of Shareholders held on May 10, 2018, the shareholders of Canadian Pacific Railway Limited (the “Corporation”) voted on (1) appointment of Deloitte LLP as the Corporation’s auditor until the close of the Corporation’s next annual meeting of shareholders, (2) an advisory vote to approve the compensation of the Corporation’s named executive officers (a “Say-on-Pay vote”) and (3) the election of 9 directors nominated by the Corporation’s board (the “Board”) to serve until the Corporation’s next annual meeting of shareholders or until their successors are elected or appointed. The proposals are further described in the Corporation’s management proxy circular on Form 8-K filed with the U.S. Securities and Exchange Commission on March 16, 2018 (the “Proxy Circular”).

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted upon by the Corporation’s shareholders.

1) Appointment of Auditor. The shareholders approved the appointment of Deloitte LLP as the Corporation’s auditor until the close of the Corporation’s next annual meeting of shareholders.

Votes For	Votes Withheld	Broker Non-Votes
115,172,345	328,074	301

2) Advisory Vote to Approve the Compensation of the Corporation’s Named Executive Officers. The shareholders voted for, on a non-binding advisory basis, the approval of the compensation of the Corporation’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Circular. Although this Say-on-Pay vote is an advisory vote and the results are not binding upon the Board, the Board will take into account the results of this vote, together with other shareholder feedback and best practices in compensation and governance.

Votes For	Votes Against	Broker Non-Votes
78,308,900	33,378,391	3,811,972

4) Election of Directors. The following individuals were elected to the Corporation’s Board of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
The Hon. John Baird	105,359,204	6,329,614	3,811,662
Isabelle Courville	103,673,079	8,015,978	3,811,663
Keith E. Creel	111,475,987	213,071	3,811,662
Gillian H. Denham	110,425,292	1,263,452	3,811,662
Rebecca MacDonald	105,084,557	6,604,500	3,811,663
Matthew H. Paull	106,527,863	5,161,195	3,811,662
Jane L. Peverett	110,942,084	746,974	3,811,662
Andrew F. Reardon	105,385,412	6,303,646	3,811,663
Gordon T. Trafton II	105,376,846	6,312,211	3,811,663

ITEM 8.01    Other Events.

On May 10, 2018, the Corporation issued a press release announcing the results of the 2018 Annual Meeting of Shareholders and director elections. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated May 10, 2018, announcing the results of the 2018 Annual Meeting of Shareholders and director elections

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2018

CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Scott Cedergren
		Name:	Scott Cedergren
		Title:	Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated May 10, 2018, announcing the results of the 2018 Annual Meeting of Shareholders and director elections